UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2015

Apollo Acquisition Corporation.

(Exact name of registrant as specified in its charter)

Cayman Islands	000-54179	N/A
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

800 E. Colorado Boulevard, Suite 888

Pasadena, CA 91101

(Address of principal executive offices)

626-683-9120

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of May 29, 2015, the following individuals have each resigned as a director (“Director”) of Apollo Acquisition Corporation:

 Name

Chuantao Wang

Jianguo Xu

Tim Xia

Junwen Hou

Sijun He

Xiaodong Yan

Vincent Wang

None of the above mentioned Director resignations arose from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  As a result of the Director resignations, they each have relinquished their role as a Director for Securities and Exchange Commission (“SEC”) reporting purposes.

Also effective as of May 29, 2015, the following individuals have each resigned as an officer (“Officer”) of Apollo Acquisition Corporation:

Name

Title

Jianguo Xu

Chief Executive Officer (“CEO”)

Chunhua Huang

Chief Financial Officer (“CFO”)

Neither of the above mentioned Officer resignations arose from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  As a result of Mr. Xu and Mr. Huang’s resignations, they have each relinquished their respective roles as CEO and CFO for SEC reporting purposes.

In addition, effective as of May 29, 2015, the following individuals were appointed to serve as members of the Company’s Board, by unanimous written resolution of the Board:

Name

Jiafu Wei

Cliff Guan

Further, effective as of May 29, 2015, the following individuals were appointed to the offices indicated beside their names below, by unanimous written resolution of the Board:

Name

Title

Jiafu Wei

Chief Executive Officer

Cliff Guan

Chief Financial Officer

Chunhua Huang

Chief Investment Officer

Shuning Luo

Secretary

For SEC reporting purposes, Jiafu Wei will be the Company’s “Principal Executive Officer”, Cliff Guan will be the Company’s “Principal Financial Officer“ and Shuning Luo will be the Company’s “Principal Secretary”.

There are no arrangements or understandings between any of the newly-appointed Officers or Directors of the Company and any other person pursuant to which they were appointed as Officers or Directors of the Company. In addition, to our knowledge, there are no family relationships between any of the newly-appointed Officers or Directors of the Company and any of the Company’s other Officers or Directors. Further, to our knowledge, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which any of the newly-appointed Officers or Directors of the Company had, or will have, a direct or indirect material interest.

Jiafu Wei – Jiafu Wei (“Captain Wei”), 65, was the Former Chairman of the Board of the COSCO Group.  Captain Wei received his master's degree from Dalian Maritime University and his doctoral degree (Ph.D.) in marine architectural design from Tianjin University.  He was a Managing Director of the Sino-Tanzania Joint Shipping Co. in Da es Salaam, President of COSCO Holdings (Singapore) Pte Ltd. in Singapore, Managing Director of Tianjin Ocean Shipping Co. and Managing Director of COSCO Bulk Carrier Co., Ltd.   He also has been President and CEO of China Ocean Shipping Group Company (“COSCO Group”) since November of 1998.  In August of 2011, Captain Wei was appointed Chairman of COSCO Group and later retired from that position in July, 2013.  In 2007, Captain Wei was elected as the first Chairman of the China Association of Trade in Services (CATIS).  Captain Wei was a CEO of a Fortune Global 500 company.  Under his leadership COSCO was listed in the Fortune Global 500 in 2006, reaching No. 327 in 2009. COSCO is still listed on the Fortune Global 500.  In 1993, Captain Wei successfully acquired a publicly listed company in Singapore.  The name then changed to "COSCO Investment Company Ltd".  Captain Wei was appointed as President.  In 2002, Captain Wei, as Chairman, brought the "COSCO Shipping Co.” to the point of being a publicly listed company in China.  Then in 2005, Captain Wei, as Chairman, brought the China COSCO ("China COSCO") to the point of being a publicly listed company on one of Hong Kong’s exchanges.  In 2006, Captain Wei, as Chairman, again brought the China COSCO to the point of being a publicly listed company in China.  In 2002, Captain Wei was also appointed as Chairman of two Hong Kong publicly listed companies, COSCO Pacific Ltd. and COSCO International Ltd.  Captain Wei also has been appointed as member of council of ABS (American Bureau of Shipping and the Steamship UK).  They are both members of the Club P & I Club International Group.

Captain Wei’s other titles include:

•

Former Chairman of China Shipowners Association (1998-2013)

•

Vice Chairman of China Merchants Bank

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Member of the Council of Advisors, BOAO Forum for Asia

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Former Member of Board of Directors, BOAO Forum for Asia

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Member of China National MBA Education Supervisory Committee

•

Co-Chair of the World Economic Forum 2011

•

Former Advisor of Panama Canal Authority

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Former Chairman of China Shipowners Mutual Assurance Association (1998-2013)

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Advisor, Asian Pacific Advisory Board of Harvard Business School

Capt. Wei also has received a “Lifetime Achievement Award” from Seatrade in May 2010 in London and other distinguished awards of his include:

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“Commodore Award” from Connecticut Maritime Association

•

Hall of Fame Award from Lloyd's Maritime Asia

•

The Port Pilot Award from the Port of Long Beach

•

The Valuable Manager of the Year Award from China’s business media

•

The Maritime Excellence Award from Panamanian government

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The Commander in Order of Leopold II decoration from King Albert II of Belgium

•

2005 CCTV People of the Year of China’s Economy

•

US Journal of Commerce’s 2005 Leadership Roll

•

Honorable Chief Commander with Four Star ranking from Association of US Port Police force

•

Job creator Award, Massport

•

The Grand Cross of the Order of Phoenix awarded by President Karolos Papoulias of Greece

Cliff Guan – Cliff, 52, is the founder and Managing Director of Oak Tree Financial Advisors LLC, a boutique consulting firm providing strategic financial and tax planning services to foreign investments into the United States starting from December 2011. Prior to that, Cliff served as a Director and the China Practice Leader at Deloitte LLP based in the Los Angeles office. From September 2005 to September 2007, Cliff served as the Tax Director at HCP, Inc., an S&P 500 company with US $20 billion market cap. From June 1998 to August 2005, Cliff worked at Deloitte LLP and Arthur Anderson LLP, public accounting firms. Prior to his career in the U.S., Cliff worked for one of the largest China state owned enterprises in Hong Kong and China for about nine years.  Cliff has deep and broad knowledge and expertise with respect to investment strategy, finance, accounting, and taxation in the United States, China and Hong Kong. Cliff’s work experience also includes real estate investment trusts, investment funds, and partnerships. Cliff is specialized in international tax and business consulting for US inbound and outbound investments. He has participated in mergers and acquisitions with a cumulative value of approximately US $10 billion. Mr. Guan earned his Master of Business Taxation degree from Leventhal School of Accounting at University of Southern California in the United States. He also earned his Master of Economics and Bachelor of Computer Science degrees from Peking University in China.  Cliff is a Certified Public Accountant (United States) and a member of California Society of CPA and American Institute of CPAs.

Shuning Luo – Shuning, 32, holds a Bachelor’s Degree and a Masters Degree from Tsinghua University, the PRC and a Master’s degree from the University of Southern California, in the United States.  Mr. Luo is currently the Secretary of Angstron Holdings Corporation, and a system analyst of Hybrid Kinetic Motors Corporation.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

Description

11.1

Resignation Letter of Chuantao Wang

11.2

Resignation Letter of Jianguo Xu

11.3

Resignation Letter of Tim Xia

11.4

Resignation Letter of Junwen Hou

11.5

Resignation Letter of Sijun He

11.6

Resignation Letter of Xiaodong Yan

11.7

Resignation Letter of Vincent Wang

11.8

Resignation Letter of Chunhua Huang

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2015	APOLLO ACQUISITION CORPORATION /s/ Jiafu Wei
Jiafu Wei Chief Executive Officer

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